Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

33.         Subsequent events

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On January 31, 2020, the General Shareholders' Meeting of Bioenergy SAS and on January 27, 2020, the sole shareholder of Bioenergy Zona Franca SAS, approved that those companies will submit a reorganization request under Law 1116 of 2006. This process intends to preserve the viability of the companies and normalize their business and credit relations, through operational and administrative restructuring, as well as their assets and liabilities. On March 10, 2020, the Superintendence of Companies issued a resolution admitting Bioenergy to the reorganization process regulated by the aforementioned law.

This decision is a result of: 1) the accumulated accounting losses of the companies, 2) the increase in the level of indebtedness compared to the initial planned capital structure, and 3) the fact that the plant failed in working at its maximum capacity due to the low productivity of the cane generated by its own crops and by third parties.

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On February 7, 2020, Ecopetrol reported that an agreement with Shell was signed, through its subsidiary Shell EP Offshore Ventures Limited (“Shell”). According to the agreement, Shell will acquire a 50% interest in the Fuerte Sur, Purple Angel and COL-5 blocks. They are located in deep waters of the Colombian Caribbean, where a new gas province was discovered considering the wells Kronos (2015), Purple Angel and Gorgon (2017).

Following the commercial agreement, Shell will assume the operation of the blocks, and drilling activities of a delimiter well will be executed at the end of 2021. The activities to be performed, once the company gets respective approvals of the authorities, include a production test.

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On February 21, 2020, the Ministry of Finance and Public Credit authorized Ecopetrol S.A. to arrange for issuance and placement of bonds in the international capital market in an amount up to two billion dollars (USD $2  billion). This authorization, along the other available funding sources of the Company, allows Ecopetrol to strengthen its liquidity position in case of unexpected fluctuations in crude prices, to finance potential growth opportunities, to optimize the current debt portfolio and/or to reduce the refinancing risk.

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Public health problems, such as epidemics, pandemics, and other contagious diseases can affect the operations and financial statements of the Ecopetrol Business Group. In December 2019, a new class of coronavirus called COVID-19 appeared in China; it has spread worldwide including in Colombia and the United States, during the first quarter of 2020. The outbreaks have already been identified worldwide, and it has forced several governments, including Colombia, to decree mandatory isolation.

In addition, during the last few weeks, global and regional economic and political developments in the Organization of the Petroleum Exporting Countries (OPEC) and the willingness and ability of the OPEC and its members to set production levels have impacted the international reference prices. Extended periods of low prices for crude oil, refined products can have a material adverse impact on the Group’s results of operations. Among other things, the upstream and downstream earnings, cash flows, dividends, refining margins, operational and capital expenditures, and exploratory expenditure programs could be negatively affected, as could its production.

The fluctuations presented in the reference prices added to the COVID-19 outbreaks are leading to a decrease in economic activity, including oil, gas and refined products demand, and therefore these could affect negatively the Group's results of operations and financials. The effects and duration of this situation will depend on future developments, which are highly uncertain and cannot be predicted at this time.